UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2018

THE COFFEESMITHS COLLECTIVE, INC.

(f/k/a DOCASA, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	333-199583	47-1405387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Roselle Road, Suite 800, Schaumburg, Illinois	60195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (630) 250-2709

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On October 29, 2018, the majority of the shareholders of the Company approved the amendment to the Articles of Incorporation to change the Company’s name from “DOCASA, Inc.” to “The Coffeesmiths Collective, Inc.” The purpose of the name change will help further our brand identity and will reflect the major focus of our business operations as a specialty coffee company. The filing of the name change with the state of Nevada was completed and effected as of October 29, 2018. The Company filed with FINRA for a name change and symbol change on November 1, 2018. On December 3, 2018, FINRA notified the Company that effective on December 4, 2018, the new symbol would be COFE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COFFEESMITHS COLLECTIVE, INC.

Date: January 11, 2019	By:	/s/ Ashley Lopez
Ashley Lopez Principal Executive Officer